Exhibit 10.1
EXECUTION VERSION

AMENDMENT AGREEMENT NO. 4
AMENDMENT AGREEMENT NO. 4, dated as of August 15, 2017 (this “Amendment”), by and among POLYONE CORPORATION, an Ohio corporation (the “Borrower”), the other Loan Parties party hereto, the existing Lenders (the “Existing Lenders”) under, and as defined in, the Credit Agreement (as hereinafter defined) party hereto, CITIBANK, N.A. (“Citibank”), as the Administrative Agent, and the Additional Term B-3 Lender (as hereinafter defined).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 12, 2015 (as amended by Amendment Agreement No. 1, dated as of June 15, 2016, Amendment Agreement No. 2, dated as of August 3, 2016 and Amendment Agreement No. 3, dated as of January 24, 2017, and as the same may be otherwise amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and Citibank in its capacity as Administrative Agent under the Credit Agreement (capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Credit Agreement);
WHEREAS, on the date hereof, the Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement pursuant to amendments authorized by Section 2.15 of the Credit Agreement to create the Term B-3 Loans (as defined in Section 1 hereto), the proceeds of which will be used to repay in full the outstanding principal amount of the Term B-2 Loans in accordance with Section 2.03(b)(ii) of the Credit Agreement;
WHEREAS, upon the effectiveness of this Amendment, each Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (an “Amendment No. 4 Consent”) indicating the “Cashless Settlement Option” (each, an “Amendment No. 4 Cashless Option Lender”) shall be deemed to have exchanged all of its Term B-2 Loans for Term B-3 Loans in the same aggregate principal amount as such Lender’s Term B-2 Loans as of the Amendment No. 4 Effective Date and prior to giving effect to this Amendment, and such Lenders shall thereafter become Term B-3 Lenders in accordance with the provisions hereof;
WHEREAS, upon the effectiveness of this Amendment, the Additional Term B-3 Lender will make Additional Term B-3 Loans (each as defined in Section 1 hereto) to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Term B-2 Loans that are not exchanged for Term B-3 Loans, as well as to prepay Term B-2 Loans from Lenders that execute and deliver an Amendment No. 4 Consent indicating the “Post-Closing Settlement Option” (each, an “Amendment No. 4 Post-Closing Option Lender”), and the Borrower shall pay to each Lender all accrued and unpaid interest through, but not including, the Amendment No. 4 Effective Date with respect to such Term B-2 Loans; and

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.Amendment. Effective on the Amendment No. 4 Effective Date and subject to the satisfaction of the terms and conditions set forth herein:
(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical location:
“Additional Term B-3 Commitment” means, with respect to the Additional Term B-3 Lender, the commitment of such Additional Term B-3 Lender to make Additional Term B-3 Loans on the Amendment No. 4 Effective Date, in an amount equal to $21,886,678.
“Additional Term B-3 Lender” means Citibank, N.A., in its capacity as a Lender of Additional Term B-3 Loans.
“Additional Term B-3 Loan” means a Term Loan that is made pursuant to Section 2.01(d)(ii) on the Amendment No. 4 Effective Date.
“Amendment No. 4” means Amendment No. 4 to this Agreement, dated as of August 15, 2017.
“Amendment No. 4 Cashless Option Lender” means each Lender that has executed and delivered an Amendment No. 4 Consent indicating the “Cashless Settlement Option.”
“Amendment No. 4 Consent” means a consent to Amendment No. 4 substantially in the form of Exhibit A attached thereto.
“Amendment No. 4 Effective Date” means August 15, 2017, which is the first Business Day on which all of the conditions precedent set forth in Section 4 of Amendment No. 4 have been satisfied or waived and the Term B-3 Loans are funded or deemed funded through a cashless settlement pursuant to Section 2.01(d)(i), as applicable.
“Amendment No. 4 Non-Exchanging Lender” means each Lender holding Term B-2 Loans on the Amendment No. 4 Effective Date that (i) did not execute and deliver an Amendment No. 4 Consent on or prior to the Amendment No. 4 Effective Date or (ii) is an Amendment No. 4 Post-Closing Option Lender.
“Amendment No. 4 Post-Closing Option Lender” means each Lender that executed and delivered an Amendment No. 4 Consent indicating the “Post-Closing Settlement Option.”
“Term B-3 Commitment” means the Additional Term B-3 Commitment and the Term B-3 Exchange Commitments. After giving effect to Amendment

No. 4, on the Amendment No. 4 Effective Date, the aggregate amount of the Term B-3 Commitments shall be $640,748,413.
“Term B-3 Exchange Commitment” means the agreement of a Lender to exchange its Term B-2 Loans for an equal aggregate principal amount of Term B-3 Loans on the Amendment No. 4 Effective Date, as evidenced by such Lender executing and delivering its Amendment No. 4 Consent and indicating the “Cashless Settlement Option.”
“Term B-3 Lender” means, collectively, (i) on the Amendment No. 4 Effective Date, each Lender that executes and delivers an Amendment No. 4 Consent and indicates the “Cashless Settlement Option” prior to the Amendment No. 4 Effective Date, (ii) on the Amendment No. 4 Effective Date, the Additional Term B-3 Lender and (iii) thereafter, each Lender with an outstanding Term B-3 Loan.
“Term B-3 Loan” means, collectively, (i) Term B-2 Loans exchanged for a like principal amount of Term B-3 Loans pursuant to Section 2.01(d)(i) and (ii) each Additional Term B-3 Loan made pursuant to Section 2.01(d)(ii), in each case on the Amendment No. 4 Effective Date.
“Term B-3 Maturity Date” means November 12, 2022; provided, however, that if such date is not a Business Day, the Term B-3 Maturity Date shall be the next preceding Business Day.
(b)    The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:
“Applicable Rate” means (x) with respect to the Term B-3 Loans, 1.00% per annum for Base Rate Loans and 2.00% per annum for Eurodollar Rate Loans and (y) with respect to any Additional Term Loans, the Extended Term Loans and any additional Refinancing Term Loans, the applicable rates set forth in the Additional Credit Extension Amendment establishing such Additional Term Loans, the Extended Term Loans and the additional Refinancing Term Loans.
(c)    The definition of “Class” is hereby amended and restated in its entirety as follows:
“Class” means (i) with respect to any Commitment, its character as a commitment to make or otherwise fund Initial Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Additional Term Loans, Extended Term Loans and/or additional Refinancing Term Loans (whether established by way of new Commitments or by way of conversion or extension of existing Commitments or Loans) designated as a “Class” in an Additional Credit Extension Amendment and (ii) with respect to any Loans, its character as Initial Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans, Additional Term Loans, Extended Term Loans

and/or additional Refinancing Term Loans (whether made pursuant to new Commitments or by way of conversion or extension of existing Loans) designated as a “Class” in an Additional Credit Extension Amendment. Commitments or Loans that have different Maturity Dates, pricing (other than upfront fees) or other terms shall be designated separate Classes; provided that at no time shall there be more than five different Classes of Loans outstanding at any time.
(d)    The definition of “Eurodollar Rate” is hereby amended by replacing the reference to “0.75%” in the final proviso thereof with “0.00%”.
(e)    The definition of “Loan Documents” is hereby amended and restated in its entirety as follows:
“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) any Intercreditor Agreement, (f) the Perfection Certificate, (g) the Intercompany Subordination Agreement, (h) Amendment No. 1, (i) Amendment No. 2 to this Agreement, dated as of August 3, 2016, (j) Amendment No. 3 and (k) Amendment No. 4.
(f)    The definition of “Loans” is hereby amended and restated in its entirety as follows:
“Loans” means the Initial Loans, the Term B-1 Loans, the Term B-2 Loans, the Term B-3 Loans, the Additional Term Loans, the Extended Term Loans and any additional Refinancing Term Loans.
(g)    The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:
“Maturity Date” means (i) November 12, 2022 with respect to the Initial Loans, (ii) the Term B-1 Maturity Date with respect to the Term B-1 Loans, (iii) the Term B-2 Maturity Date with respect to the Term B-2 Loans, (iv) the Term B-3 Maturity Date with respect to the Term B-3 Loans and (v) with respect to any other Loans, the date specified as the maturity date for such Loans in the Additional Credit Extension Amendment related to such Loans; provided, however, that, in any such case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
(h)    The definition of “Repricing Transaction” is hereby amended and restated in its entirety as follows:
“Repricing Transaction” shall mean (i) the incurrence by the Borrower of any Debt (a) with a Weighted Average Yield that is less than the Weighted Average Yield for the Term B-3 Loans being refinanced and (b) the proceeds of which are used substantially concurrently to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of Term B-3 Loans, or (ii) any transaction, the primary purposes of which is the effective reduction in the Weighted Average Yield for the Term B-3 Loans. Any determination by the Administrative Agent with respect to whether a Repricing Transaction shall have occurred shall be conclusive and binding on all Lenders holding the Term B-3 Loans.
(i)    Section 2.01 of the Credit Agreement is hereby amended by adding a new clause (d) as follows at the end of such section:
(d)(i) each Amendment No. 4 Cashless Option Lender agrees to exchange its Term B-2 Loans for a like principal amount of Term B-3 Loans on the Amendment No. 4 Effective Date, (ii) the Additional Term B-3 Lender agrees to make Additional Term B-3 Loans to the Borrower on the Amendment No. 4 Effective Date in a principal amount not to exceed its Additional Term B-3 Commitment on the Amendment No. 4 Effective Date and the Borrower shall prepay all Term B-2 Loans of Amendment No. 4 Non-Exchanging Lenders with the gross proceeds of the Additional Term B-3 Loans and (iii) the Term B-3 Loans are established pursuant to Section 2.15 and Amendment No. 4 which, for the avoidance of doubt, constitutes an Additional Credit Extension Amendment.
(j)    Section 2.03(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
Notwithstanding the foregoing, in the event that, prior to the six-month anniversary of the Amendment No. 4 Effective Date, the Borrower (i) makes any prepayment of Term B-3 Loans in connection with any Repricing Transaction the primary purpose (as determined by the Borrower in good faith) of which is to decrease the Weighted Average Yield on such Term B-3 Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose (as determined by the Borrower in good faith) of which is to decrease the Weighted Average Yield on the Term B-3 Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of Term B-3 Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), a premium equal to 1.00% of the aggregate principal amount of the applicable Term B-3 Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.
(k)    Section 2.03(b)(i)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(B) with respect to any Net Cash Proceeds realized or received with respect to any Disposition, at the option of the Borrower, and so long as no Event of Default shall have occurred and be continuing, the Borrower may use all or any portion of such Net Cash Proceeds to acquire, maintain, develop, construct, improve, upgrade or repair assets useful for its business (including for making Acquisitions) within (i) 365 days of the receipt of such Net Cash Proceeds or (ii) if the Borrower enters into a legally binding commitment to use such Net Cash Proceeds to acquire, maintain, develop, construct, improve, upgrade or repair assets useful for its business within 365 days after receipt of such Net Cash Proceeds, within 540 days after receipt of such Net Cash Proceeds; provided further that if any Net Cash Proceeds are not so used within the time period set forth above in this Section 2.03(b)(i)(B) or are no longer intended to be so used at any time after delivery of a notice of such election, an amount equal to any such Net Cash Proceeds shall be promptly applied to the prepayment of the Loans as set forth in this Section 2.03. In addition to the foregoing, any reinvestment of the type described in this Section 2.03(b)(i)(B), in each case made within 180 days prior to a Disposition, shall be deemed to satisfy this Section 2.03(b)(i)(B) with respect to the application of the Net Cash Proceeds from such Disposition.

(l)    Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:
On each Quarterly Payment Date, beginning with the Quarterly Payment Date in September 2017, the Borrower shall repay to the Administrative Agent for the ratable account of the Lenders the principal amount of Term B-3 Loans then outstanding in an amount equal to $1,626,256.00 (which amount shall be reduced as a result of application of prepayments in accordance with the order of priority set forth in Sections 2.03(a) or (b), as applicable). The remaining unpaid principal amount of the Term B-3 Loans and all other Obligations under or in respect of the Term B-3 Loans shall be due and payable in full, if not earlier in accordance with this Agreement, on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term B-3 Loans outstanding on such date.
(m)    Section 2.14 of the Credit Agreement is hereby amended by replacing all references to “Term B-2 Loans” therein with references to “Term B-3 Loans”.
(n)    Section 10.06(b)(i)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:
in the case of an assignment (i) in connection with the initial syndication of the Initial Loans held by Citibank, N.A., (ii) in connection with initial syndication of any Additional Term B-1 Loans held by the Additional Term B-1 Lender, (iii) of any Additional Term B-1 Loans by the Additional Term B-1 Lender to a Non-Exchanging Lender, (iv) in connection with initial syndication of any Additional Term B-2 Loans held by the Additional Term B-2 Lender, (v) of any Additional Term B-2 Loans by the Additional Term B-2 Lender to an Amendment No. 3 Non-Exchanging Lender, (vi) in connection with initial syndication of any Additional Term B-3 Loans held by the Additional Term B-3 Lender, (vii) of any Additional Term B-3 Loans by the Additional Term B-3

Lender to an Amendment No. 4 Non-Exchanging Lender and (viii) of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(o)    Section 10.06(b)(iii)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:
except in the case of (w) an assignment in connection with the initial syndication of the Initial Loans held by Citibank, N.A., (x) an initial assignment of the Additional Term B-1 Loans held by the Additional Term B-1 Lender either to a Non-Exchanging Lender or in connection with the initial syndication of such Additional Term B-1 Loans, (y) an initial assignment of the Additional Term B-2 Loans held by the Additional Term B-2 Lender either to an Amendment No. 3 Non-Exchanging Lender or in connection with the initial syndication of such Additional Term B-2 Loans, or (z) an initial assignment of the Additional Term B-3 Loans held by the Additional Term B-3 Lender either to an Amendment No. 4 Non-Exchanging Lender or in connection with the initial syndication of such Additional Term B-3 Loans, the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and
Section 2.    Waiver of Breakage Reimbursement. The Lenders party hereto waive the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B-2 Loans into Term B-3 Loans.
Section 3.    Credit Agreement Governs. Except as set forth in this Amendment, the Term B-3 Loans shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and, from and after the Amendment No. 4 Effective Date, each reference to a “Loan” or “Loans” in the Credit Agreement, as in effect on the Amendment No. 4 Effective Date, shall be deemed to include the Term B-3 Loans, each reference to a “Commitment” shall be deemed to include the “Term B-3 Commitment” and each reference to a “Lender” or “Lenders” in the Credit Agreement shall be deemed to include the Term B-3 Lenders, and other related terms will have correlative meanings mutatis mutandis.
Section 4.    Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Term B-3 Lenders to make the Term B-3 Loans shall become effective on the Amendment No. 4 Effective Date, which shall be the first Business Day on which the following conditions are satisfied or waived:

(i)    the Administrative Agent (or its counsel) shall have received counterparts of this Amendment or Amendment No. 4 Consent that, when taken together, bear the signatures of (A) each Amendment No. 4 Cashless Option Lender and each Amendment No. 4 Post-Closing Option Lender, (B) the Administrative Agent, (C) the Additional Term B-3 Lender, (D) the Borrower and (E) each Guarantor;
(ii)    the Administrative Agent shall have received a notice of Borrowing for the Additional Term B-3 Loans (whether in writing or by telephone) in accordance with the Credit Agreement;
(iii)    the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:
(A)    a favorable opinion of Jones Day, counsel for the Loan Parties, in a form and substance reasonably satisfactory to the Administrative Agent;
(B)    a certificate from a Responsible Officer of each Loan Party dated as of the Amendment No. 4 Effective Date, and attaching the documents referred to in clause (C) below;
(C)    the Administrative Agent shall have received (i) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing (a) the execution, delivery and performance of the Amendment (and any agreements relating thereto) to which it is a party and (b) in the case of the Borrower, the extensions of credit contemplated hereunder, certified as of the Amendment No. 4 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (ii) a good standing certificate as of a recent date from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation;
(D)    before and after giving effect to this Amendment and the borrowing of or exchange into the Term B-3 Loans and to the application of any proceeds therefrom (i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(E)    the Administrative Agent shall have received from the Borrower an Officer’s Certificate certifying as to compliance with the preceding clause (D); and

(F)    the representations and warranties of each Loan Party set forth in Section 5 below shall be true and correct in all material respects;
(iv)    the fees in the amounts previously agreed in writing by Citigroup Global Markets Inc. (the “Amendment No. 4 Arranger”) to be received on the Amendment No. 4 Effective Date and all reasonable and documented or invoiced out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel to the Amendment No. 4 Arranger) incurred in connection with the transactions contemplated hereby for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 4 Effective Date shall, upon the Borrowing of the Term B-3 Loans, have been, or will be substantially simultaneously, paid in full; and
(v)    the Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (y) evidence of insurance as required by the Credit Agreement in form and substance satisfactory to the Administrative Agent.
Section 5.    Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent, the Term B-3 Lenders and the Lenders that the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement or in any other Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment No. 4 Effective Date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
Section 6.    Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Guaranteed Obligations (including, without limitation, the Term B-3 Loans) under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Term B-3 Loans) pursuant to the Collateral Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guaranty and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.
Section 7.    Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 10.01 of the Credit Agreement.

Section 8.    Effectiveness of This Amendment. The provisions of this Amendment shall be subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Amendment.
Section 9.    Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.
Section 10.    Mortgaged Properties. Within ninety (90) days after the Amendment No. 4 Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Administrative Agent shall have received, with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent:
(i)    an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;
(ii)    a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);
(iii)    an ALTA 11-06 endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent, along with a title search of the real property to show that as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;
(iv)    evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and
(v)    such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 10 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 10.

Section 11.    Other.    This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment and that this Amendment is a Loan Document.
(i)    This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and other Loan Documents.
(ii)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.13 AND 10.14 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY MUTATIS MUTANDIS HERETO.
(iii)    Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
(iv)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.
[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.
POLYONE CORPORATION

BY:     /s/ James N. Sloan
         NAME: JAMES N. SLOAN
TITLE: VICE PRESIDENT AND TREASURER

CONEXUS, LLC
NEU SPECIALTY ENGINEERED MATERIALS, LLC
POLYMER DIAGNOSTICS, INC.
COLORMATRIX GROUP, INC.
COLORMATRIX HOLDINGS, INC.
THE COLORMATRIX CORPORATION
CHROMATICS, INC.
GSDI SPECIALTY DISPERSIONS, INC.
SILCOTEC, INC.

BY:     /s/ James N. Sloan
NAME: JAMES N. SLOAN
TITLE: TREASURER

POLYONE LLC

BY:    /s/ James N. Sloan
         NAME: JAMES N. SLOAN
         TITLE: MANAGER

GLASFORMS, INC.
POLYONE INTERNATIONAL REAL ESTATE CORPORATION

BY:     /s/ James N. Sloan
         NAME: JAMES N. SLOAN
         TITLE: PRESIDENT AND ASSISTANT TREASURER

[Amendment No. 4 Signature Page]

RUTLAND HOLDING COMPANY
RUTLAND INTERMEDIATE HOLDING COMPANY
RUTLAND PLASTICS, INC.
RUTLAND GROUP, INC.

BY:    /s/ James N. Sloan
         Name: James N. Sloan
         Title: Treasurer

[Amendment No. 4 Signature Page]

FRANKLIN-BURLINGTON PLASTICS, INC.

BY:    /s/ Robert K. James
         NAME: ROBERT K. JAMES
         TITLE: SECRETARY

[Amendment No. 4 Signature Page]

Consented to by:

CITIBANK, N.A., as Administrative Agent

By:    /s/ Kirkwood Roland
        Name: Kirkwood Roland
        Title: Managing Director & Vice President

[Amendment No. 4 Signature Page]

CITIBANK, N.A., as Additional Term B-3 Lender

By:     /s/ Kirkwood Roland
        Name: Kirkwood Roland
        Title: Managing Director & Vice President

[Amendment No. 4 Signature Page]

EXHIBIT A
CONSENT TO AMENDMENT NO. 4

CONSENT (this “Consent”) to Amendment Agreement No. 4 (“Amendment”) to the Credit Agreement, dated as of November 12, 2015 (as amended by Amendment Agreement No. 1, dated as of June 15, 2016, Amendment Agreement No. 2, dated as of August 3, 2016 and Amendment Agreement No. 3, dated as of January 24, 2017 and as the same may be otherwise amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among PolyOne Corporation, an Ohio corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Existing Lenders of Term B-2 Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):
Cashless Settlement Option
 ☐        to convert 100% of the outstanding principal amount of the Term B-2 Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a Term B-3 Loan in a like principal amount.

Post-Closing Settlement Option
   ☐      to have 100% of the outstanding principal amount of the Term B-2 Loans held by such Lender prepaid on the Amendment No. 4 Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the ______ of August, 2017.
________________________________________,
as a Lender (type name of the legal entity)
By: _____________________________________
Name:
Title:
If a second signature is necessary:
By: _____________________________________
Name:
Title:
Name of Fund Manager (if any):__________________